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                                         THE BEAR STEARNS COMPANIES INC.
                                       CONSOLIDATED STATEMENTS OF INCOME
                                                 (UNAUDITED)

Below is the recast unaudited statements of income for the three-month periods ended February 26, 1999, May 28, 1999,
August 27, 1999 and November 26, 1999.

                                                                  Three-Months Ended
                                       --------------------------------------------------------------------------
                                        February 26,          May 28,          August 27,          November 26,
                                            1999               1999               1999                 1999
                                       ---------------    ---------------    ---------------      ---------------
                                                           (In thousands, except share data)
Revenues
    Commissions                             $ 246,519          $ 272,145          $ 238,665            $ 264,995
    Principal transactions                    620,297            661,790            496,549              499,135
    Investment banking                        235,932            244,501            266,031              309,536
    Interest and dividends                    987,758            895,570          1,011,518            1,128,519
    Other income                               22,003             22,988             29,255               44,441
                                       ---------------    ---------------    ---------------      ---------------
       Total Revenues                       2,112,509          2,096,994          2,042,018            2,246,626
    Interest expense                          828,943            740,900            846,429              965,544
                                       ---------------    ---------------    ---------------      ---------------
       Revenues, net of interest expense    1,283,566          1,356,094          1,195,589            1,281,082
                                       ---------------    ---------------    ---------------      ---------------

Non-interest expenses
    Employee compensation and benefits        627,511            676,236            602,200              620,753
    Floor brokerage, exchange
      and clearance fees                       35,130             39,721             37,019               39,492
    Communications                             36,537             37,130             37,237               41,559
    Depreciation and amortization              33,319             33,923             36,213               38,093
    Occupancy                                  28,199             28,006             26,804               26,554
    Advertising and market development         23,361             24,973             23,814               25,284
    Data processing and equipment              16,688             18,619             19,503               26,233
    Other expenses                            112,991            174,802            107,237              133,218
                                       ---------------    ---------------    ---------------      ---------------
       Total non-interest expenses            913,736          1,033,410            890,027              951,186
                                       ---------------    ---------------    ---------------      ---------------

    Income before provision for
      income taxes                            369,830            322,684            305,562              329,896
    Provision for income taxes                139,164            124,584            113,277              122,353
                                       ---------------    ---------------    ---------------      ---------------

    Net income                              $ 230,666          $ 198,100          $ 192,285            $ 207,543
                                       ===============    ===============    ===============      ===============

    Net income applicable to
      common shares                         $ 220,888          $ 188,322          $ 182,507            $ 197,765
                                       ===============    ===============    ===============      ===============

    Earnings per share (1)                     $ 1.45             $ 1.38             $ 1.19               $ 1.32
                                       ===============    ===============    ===============      ===============

    Weighted average common and
      common equivalent shares
      outstanding (1)                     165,086,729        163,805,887        165,365,835          164,238,098
                                       ===============    ===============    ===============      ===============

    Cash dividends declared
      per common share  (1)                    $ 0.14             $ 0.14             $ 0.14               $ 0.15
                                       ===============    ===============    ===============      ===============


(1) Reflects all stock dividends declared through October 29, 1999.

                                         THE BEAR STEARNS COMPANIES INC.
                                        CONSOLIDATED STATEMENTS OF INCOME
                                                  (UNAUDITED)


Below is the recast unaudited statements of income for the three-month periods ended February 27, 1998, May 29, 1998,
August 28, 1998 and November 27, 1998.

                                                                   Three-Months Ended
                                       -------------------------------------------------------------------------
                                         February 27,          May 29,          August 28,        November 27,
                                             1998               1998               1998               1998
                                       ----------------    ---------------    ---------------    ---------------
                                                           (In thousands, except share data)
Revenues
    Commissions                              $ 221,599          $ 237,212          $ 232,347          $ 252,714
    Principal transactions                     416,598            467,463            341,346            257,844
    Investment banking                         226,690            291,997            190,537            129,906
    Interest and dividends                   1,050,992          1,148,252          1,165,203          1,021,519
    Other income                                14,913             12,076             13,562             23,184
                                       ----------------    ---------------    ---------------    ---------------
       Total Revenues                        1,930,792          2,157,000          1,942,995          1,685,167
    Interest expense                           876,597            987,326            990,710            870,158
                                       ----------------    ---------------    ---------------    ---------------
       Revenues, net of interest expense     1,054,195          1,169,674            952,285            815,009
                                       ----------------    ---------------    ---------------    ---------------

Non-interest expenses
    Employee compensation and benefits         515,614            570,504            490,677            421,868
    Floor brokerage, exchange
      and clearance fees                        41,271             42,832             41,819             43,815
    Communications                              30,509             31,971             33,846             36,018
    Depreciation and amortization               28,736             30,763             33,011             32,769
    Occupancy                                   25,959             25,247             25,521             26,751
    Advertising and market development          21,659             23,698             24,005             22,151
    Data processing and equipment               10,540             12,866             11,145             12,149
    Other expenses                             103,930            212,523            104,838             55,978
                                       ----------------    ---------------    ---------------    ---------------
       Total non-interest expenses             778,218            950,404            764,862            651,499
                                       ----------------    ---------------    ---------------    ---------------

    Income before provision for
      income taxes                             275,977            219,270            187,423            163,510
    Provision for income taxes                 108,098             75,693             71,565             49,600
                                       ----------------    ---------------    ---------------    ---------------

    Net income                               $ 167,879          $ 143,577          $ 115,858          $ 113,910
                                       ================    ===============    ===============    ===============

    Net income applicable to
      common shares                          $ 160,034          $ 133,597          $ 105,709          $ 104,132
                                       ================    ===============    ===============    ===============

    Earnings per share (1)                      $ 1.06             $ 0.89             $ 0.78             $ 0.61
                                       ================    ===============    ===============    ===============

    Weighted average common and
      common equivalent shares
      outstanding (1)                      166,527,217        164,046,563        165,741,168        166,953,214
                                       ================    ===============    ===============    ===============

    Cash dividends declared
      per common share (1)                      $ 0.14             $ 0.14             $ 0.14             $ 0.14
                                       ================    ===============    ===============    ===============

(1) Reflects all stock dividends declared through October 29, 1999.

For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the Company's 1999 Annual Report to Stockholders and its Form 10-K and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the Company's quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission.

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